UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   May 12, 2004
                                                   -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    0-30275               23-3057155
    ------------------------       ----------------    ------------------------
 (State or other jurisdiction of    (Commission             (IRS Employer
         incorporation)             File Number)          Identification No.)

               One Logan Square
             130 N. 18th St., Suite 2615
             Philadelphia, Pennsylvania                        19103
    ----------------------------------------------        ----------------
      (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:      (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 7.           Exhibits.

99.1              Press release, issued May12, 2004.

Item 12.          Results of Operations and Financial Condition.

A press release issued by I-trax, Inc. on May12, 2004 is attached hereto as
Exhibit 99.1.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  I-TRAX, INC.




Date:  May 17, 2004                             By:   /s/ Frank A. Martin
                                                    ----------------------------
                                                Name:   Frank A. Martin
                                                Title:  Chief Executive Officer





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